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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUTOCYTE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                                                  56-1995728
-----------------------                                      -------------------
(State of incorporation                                       (I.R.S. Employer
   or organization)                                          Identification No.)


        112 ORANGE DRIVE, ELON COLLEGE, NORTH CAROLINA              27244
        -------------------------------------------------------------------
            (Address of principal executive offices)             (Zip Code)


        Securities to be registered pursuant to Section 12(b) of the Act:


Title of each class                               Name of each Exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------

       NONE                                                   NONE
-------------------                               ------------------------------

        Securities to be registered pursuant to Section 12(g) of the Act:


                          COMMON STOCK, $.01 PAR VALUE
                          ----------------------------
                                (Title of Class)







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ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         See "Description of Capital Stock" on page 58 of the Registration Statement on Form S-1 of AutoCyte, Inc. (the "Registrant") filed with the Securities and Exchange Commission on June 27, 1997 (Registration No. 333-30227) under the Securities Act of 1933, as amended, which is hereby incorporated by reference pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended.

ITEM 2.      EXHIBITS.

  2.1 Specimen certificate for shares of Common Stock, $0.01 par value, of the Registrant. To be filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-30227) prior to the effectiveness of this Registration Statement, and hereby incorporated by reference.

  2.2        Certificate of Incorporation of the Registrant.  Filed as
             Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-30227) and hereby incorporated by reference.

  2.3 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated November 22, 1996. Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-30227) and hereby incorporated by reference.

  2.4 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated June 27, 1997. Filed as Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-30227) and hereby incorporated by reference.

  2.5 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated June 27, 1997. Filed as Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-30227) and hereby incorporated by reference.

  2.6 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated July 14, 1997.

  2.7 Form of Restated Certificate of Incorporation of the Registrant, as proposed to be amended and restated. Filed as Exhibit 3.5 to the Registrant's Registration Statement on Form S-1 (Registration
             No. 333-30227) and hereby incorporated by reference.

  2.8 By-Laws of the Registrant. Filed as Exhibit 3.6 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-30227) and hereby incorporated by reference.

  2.9 Form of Amended and Restated By-Laws of Registrant, as proposed to be amended and restated. Filed as Exhibit 3.7 to the Registrant's


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             Registration Statement on Form S-1 (Registration No. 333-30227) and
             hereby incorporated by reference.

  2.10 Amended and Restated 1996 Equity Incentive Plan (including forms of incentive stock option certificate and nonstatutory stock option certificate). Filed as Exhibit 10.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-30227) and hereby incorporated by reference.

  2.11 1997 Director Stock Option Plan (including form of director nonstatutory stock option certificate). Filed as Exhibit 10.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-30227) and hereby incorporated by reference.

  2.12 Registration Rights Agreement dated as of November 22, 1996 by and among the Registrant and the individuals and entities listed on Exhibit A thereto (including amendment thereof dated June 26,
             1997). Filed as Exhibit 10.9 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-30227) and hereby incorporated by reference.



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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                                 AUTOCYTE, INC.


Dated:  July 23, 1997                            By: /s/ James B. Powell
                                                     ---------------------------
                                                     James B. Powell, M.D.
                                                     President


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
                                  EXHIBIT INDEX



Exhibit No.                         Description                                 Page
-----------                         -----------                                 ----


    2.1 Specimen certificate for shares of Common Stock, $0.01 par value, of the Registrant. To be filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (Registration
            No. 333-30227) prior to the effectiveness of this Registration
            Statement, and hereby incorporated by reference.


    2.2     Certificate of Incorporation of the Registrant.  Filed as
            Exhibit 3.1 to the Registrant's Registration Statement on
            Form S-1 (Registration No. 333-30227) and hereby incorporated by reference.


    2.3 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated November 22, 1996. Filed as Exhibit
            3.2 to the Registrant's Registration Statement on Form S-1
            (Registration No. 333-30227) and hereby incorporated by reference.


    2.4 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated June 27, 1997. Filed as Exhibit 3.3 to the Registrant's Registration Statement on Form S-1
            (Registration No. 333-30227) and hereby incorporated by reference.


    2.5 Certificate of Amendment of Certificate of Incorporation of the Registrant, dated June 27, 1997. Filed as Exhibit 3.4 to the Registrant's Registration Statement on Form S-1
            (Registration No. 333-30227) and hereby incorporated by reference.


    2.6     Certificate of Amendment of Certificate of Incorporation of          7
            the Registrant, dated July 14, 1997.


    2.7     Form of Restated Certificate of Incorporation of the
            Registrant, as proposed to be amended and restated.  Filed as
            Exhibit 3.5 to the Registrant's Registration Statement on
            Form S-1 (Registration No. 333-30227) and hereby incorporated by reference.



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
Exhibit No.                         Description                                 Page
-----------                         -----------                                 ----


    2.8     By-Laws of the Registrant.  Filed as Exhibit 3.6 to the
            Registrant's Registration Statement on Form S-1 (Registration
            No. 333-30227) and hereby incorporated by reference.


    2.9 Form of Amended and Restated By-Laws of Registrant, as proposed to be amended and restated. Filed as Exhibit 3.7 to the Registrant's Registration Statement on Form S-1
            (Registration No. 333-30227) and hereby incorporated by reference.


   2.10 Amended and Restated 1996 Equity Incentive Plan (including forms of incentive stock option certificate and nonstatutory stock option certificate). Filed as Exhibit 10.1 to the Registrant's Registration Statement on Form S-1 (Registration
            No. 333-30227) and hereby incorporated by reference.


   2.11 1997 Director Stock Option Plan (including form of director nonstatutory stock option certificate). Filed as Exhibit 10.2 to the Registrant's Registration Statement on Form S-1
            (Registration No. 333-30227) and hereby incorporated by reference.


   2.12     Registration Rights Agreement dated as of November 22,
            1996 by and among the Registrant and the individuals and entities listed on Exhibit A thereto (including amendment thereof dated June 26, 1997). Filed as Exhibit 10.9 to the
            Registrant's Registration Statement on Form S-1
            (Registration No. 333-30227) and hereby incorporated by reference.




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